August 1, 2017

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

-DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUND

Supplement to Current Prospectuses

Effective on or about July 31, 2017, Participant shares of Dreyfus Institutional Preferred Money Market Fund (the “Fund”) will no longer be offered by the Fund and will be terminated as a separately designated class of the Fund.

Effective on or about September 8, 2017 (the “Effective Date”), the Fund will issue to each holder of its Administrative shares, in exchange for said shares,  Hamilton shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Administrative shares.  Thereafter, the Fund will no longer offer its Administrative shares.  The Fund reserves the right to no longer offer and terminate its Administrative shares as a separately designated class of the Fund prior to the Effective Date if there are no holders of, or assets in, such class of shares.

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